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  PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS
 (2945 Airway Avenue, 2955 Airway Avenue, 2975 Airway Avenue and 350 Lear Avenue; Costa Mesa, California)

      THIS AGREEMENT is made and entered into as of February 27 1997, by and among CARLYLE INCOME PLUS, LTD., a Illinois limited partnership hereinafter called "Seller"), HAMILTON AIRWAY I, LLC, a California limited liability company (hereinafter called "Buyer"), and JOHN W. HAMILTON COMPANY, a California corporation (hereinafter called "Hamilton").
                        R E C I T A L S
      A. Seller is the owner of that certain real property located at 2945 Airway Avenue, 2955 Airway Avenue, 2975 Airway Avenue and 350 Lear Avenue, in the City of Costa Mesa, County of Orange, State of California, consisting primarily of industrial buildings (collectively, the "Premises") commonly known as "2945 Airway Avenue", "2955 Airway Avenue", "2975 Airway Avenue" and "350 Lear Avenue".
      B. Buyer desires to purchase, and Seller desires to sell, such Premises on the terms and conditions hereinafter documented.
       NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:
      1. Purchase and Sale. Seller shall sell to Buyer, and Buyer shall purchase from Seller, the land (the "Land") described in Exhibit "A", attached hereto and made a part hereof, together with all improvements, structures, supplies and fixtures located upon the Land (subject, however, to all tenants' rights therein), all right, title and interest of Seller in and to those items of personal property located upon or about the Land and described in Exhibit "B", attached hereto and made a part hereof, all right, title and interest of Seller in and to the names "2945 Airway Avenue", "2955 Airway Avenue", "2975 Airway Avenue" and "350 Lear Avenue", and, to the extent assignable, all right, title and interest of Seller in and to all leases, contract rights, agreements, tenant lists, advertising material and telephone exchange numbers (hereinafter, collectively, the "Property"), all upon the terms, covenants and conditions hereinafter set forth.
     2. Purchase Price. The purchase price (the "Purchase Price") for the Property shall be the sum of $4,456,000.
      3. Payment of Purchase Price. The Purchase Price shall be paid to Seller by Buyer as follows:
      A. Escrow Deposit. Concurrently herewith, Buyer shall deliver $50,000 (which amount, together with all interest earned thereon, is herein called the "Escrow Deposit") to First American Title Company, at its offices at 114 E. Fifth Street, Santa Ana, California 92701,
Attention: Ms. Judy Moore (which company, in its capacity as escrow holder hereunder, is called "Escrow Holder"). The amounts deposited hereunder shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. At all times that the Escrow Deposit is being held by the Escrow Holder, the Escrow Deposit shall be invested by Escrow Holder in the following investments ("Approved Investments"): (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major money center banking institution reasonably acceptable to Seller and Buyer, or (iii) such other manner as may be reasonably agreed to by Seller and Buyer. Within one (1) business day of receipt of the Escrow Deposit, Escrow Holder will deliver to Seller the entire Escrow Deposit (including the Escrow Deposit and all interest earned to date thereon) which Escrow Deposit shall thereupon be held by Seller as a deposit against Purchase Price as provided for herein. Seller shall not be required to hold the Escrow Deposit in a separate account (but may commingle the Escrow Deposit with other funds of Seller) and any interest earned on the Escrow Deposit after delivery to Seller shall be and shall remain the property of Seller.
Buyer hereby confirms that the delivery of the Escrow Deposit shall constitute Buyer's irrevocable authorization to Escrow Holder to release the Escrow Deposit to Seller as aforesaid (and no further confirmation or instructions from Buyer shall be required).
      B. Closing Payment. The balance of the Purchase Price, as adjusted by the application of the Escrow Deposit and by the prorations and credits specified herein, shall be paid in cash on the Closing Date (the amount to be paid under this subparagraph C being herein called the "Closing Payment").
     4.   Conditions Precedent.
     A.   Completed Due Diligence.
      (1) Price Reflective of Reviews. Buyer has completed all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases, service contracts, survey and title matters (except as specifically set forth in paragraph 4B(1) below), and all physical, environmental and compliance matters and conditions respecting the Property. Buyer acknowledges that Buyer and Seller have discussed the results of Buyer's due diligence examinations, reviews and inspections and that the Purchase Price has been adjusted to appropriately take such due diligence matters into account to Buyer's satisfaction. In addition, Buyer acknowledges and agrees that the Purchase Price has been adjusted to take into account Buyer's release and indemnification of Seller with respect to the matters set forth in the "Environmental Reports" and in the "Hamilton Letter" (as such terms are hereinafter defined).
           (2) Conduct of Reviews. Buyer hereby represents and warrants to Seller that Buyer at all times conducted its due diligence review, inspections and examinations in a manner so as to not cause damage, loss, cost or expense to
Seller or the Property and so as to not interfere with or disturb any tenant at the Property, and Buyer will indemnify, defend, and hold Seller and the Property harmless from and against any such damage, loss, cost or expense (the foregoing obligation surviving any termination of this Agreement). Buyer further represents and warrants to Seller that Buyer did not make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings or the like) without Seller's prior knowledge and consent (and in all events promptly returned the Property to its prior condition and repair thereafter). If the transactions hereunder shall fail to close, Buyer shall promptly deliver to Seller true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Buyer by any third party (other than those respecting economic performance or issues of management) and shall return all documents and other materials furnished by Seller hereunder. Buyer shall keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential.
     B.   Title Matters.
      (1) Title Report. Seller has delivered to Buyer a copy of preliminary title report number 2604814-3 dated November 12, 1996 and supplemented December 2, 1996 (the "Preliminary Title Report") covering the Property from Commonwealth Land Title Insurance Company (which company, in its capacity as title insurer hereunder, is herein called the "Title Company"), together with copies of all exceptions to title referenced thereto. In addition, Seller has delivered to Buyer an update dated December 3, 1996 of that certain ALTA as-built survey of the Property dated August 5, 1988, prepared by Psomas and Associates, which survey has been certified to Buyer and Title Company ("Survey").
      (2) Approval of Title Exceptions. Buyer has approved those exceptions of title and those matters disclosed on the Survey (collectively, the "Permitted Exceptions") and disapproved those matters set ("Disapproved Matters") forth on Exhibit "C-1" attached hereto and made a part hereof. Approval by Buyer of any Disapproved Matters which have not been cured and any additional exceptions to title or survey matters disclosed in writing after the date hereof shall be a condition precedent to Buyer's obligation to purchase the Property. In the event Buyer does not give written notice that it approves any such additional exceptions to title or survey matters, on or before the sooner to occur of ten (10) days after receipt of written notice thereof or the Closing Date, Buyer shall be deemed to have disapproved said exceptions.
     3) Removal of Title Exceptions. In the event that at the Closing the Property is subject to encumbrances, including any Disapproved Matters, other than the Permitted Exceptions and Seller shall not have cured or insured over the same as provided herein, then Buyer may elect to (i) waive any objection to such encumbrances and proceed to Closing, subject to the obligation of Seller to pay and remove all Monetary Encumbrances (as hereinafter defined), or (ii) terminate this Agreement, in which event the Escrow Deposit shall be returned to Buyer, and, upon the receipt thereof by Buyer all obligations hereunder shall be null and void and of no further force or effect, or (iii) deliver written notice to Seller, within the time periods set forth hereinabove in paragraph 4.B(2), of Buyer's objections to such encumbrances, in which event Seller shall be obligated to take all such reasonable action as shall be necessary to remove such encumbrances; provided, however, that Seller's obligation to pay sums of money in connection therewith shall be limited to (a) the payment and discharge of all mortgages, deeds of trust, deeds to secure debt and security agreements entered into by Seller, mechanic's and materialmen's liens for work done by or on behalf of Seller, tax or judgment liens against Seller and, subject to the proration provisions contained herein, assessments encumbering the Subject Property (collectively, "Monetary Encumbrances"), and (b) the payment of sums of money not to exceed $150,000 in the aggregate for the removal of encumbrances other than Monetary Encumbrances; provided, however, Seller shall have the right to bond or insure over any such liens or assessments subject to Buyer's consent. If, on or before the Closing, Seller is unable to satisfy any valid title or survey objections as aforesaid, Seller shall have the right to extend the date of Closing for such time period as it may select, not to exceed thirty (30) days. If Seller fails to satisfy any such valid objections on or before the date of Closing, Buyer may, at Buyer's election, (i) extend the date of Closing for such time period as it may select, not to exceed thirty (30) days;
(ii) waive such objections and proceed to Closing; (iii) terminate this Agreement, in which event the Escrow Deposit shall be returned to Purchaser, and upon the receipt thereof by Purchaser, all obligations hereunder shall be null and void and of no further force and effect; or (iv) deduct the amount of any unsatisfied Monetary Encumbrances from the Closing Payment and proceed to Closing. In the event of any extension of the date of Closing by Purchaser under clause
(i) above, and a subsequent failure of Seller to cure any valid title objection, Purchaser may then elect between the alternatives specified in clauses (ii), (iii) and (iv) of the preceding sentence. Any title objections that Purchaser waives shall be deemed to be included in the Permitted Exceptions.
            a.    Exceptions  to  Title.   Buyer  shall   be
obligated to accept title to the Property, subject to the following exceptions to title:
          (i)  Real estate taxes and assessments not yet due
and payable;
           (ii) The printed exceptions which appear in the standard form owner's policy of title insurance issued by Title Company;
          (iii) The Permitted Exceptions; and
           (iv) Such other exceptions to title as may be approved or deemed approved by Purchaser pursuant to the provisions of this paragraph 4.B(3)
Conclusive evidence of the availability of such title shall be the willingness of Title Company to issue to Buyer on the Closing Date a standard form ALTA extended coverage owner's title insurance policy ("Owner's Policy"), in the face amount of the Purchase Price, which policy shall (i) show title to the Property to be vested of record in Buyer,
(ii) show the Permitted Exceptions to be the only exceptions to title, and (iii) contain such endorsements as Buyer shall require (and the Title Company shall agree to issue) as of the date hereof.
       C. Estoppel Certificates. Buyer has received estoppel certificates from Lumenyte International Corporation and C.V.I. Incorporated, the form of which is approved by Buyer. Buyer acknowledges and agrees that receipt by Buyer of an estoppel certificate from Knight Equipment Corporation shall in no event be a condition precedent to Buyer's obligation to purchase the Property hereunder.
      D. Knight Estoppel Certificate. Seller's receipt of an estoppel certificate from Knight Equipment Corporation (the "Knight Estoppel Certificate") dated not more than ten
(10) days prior to Closing Date, shall be a condition precedent to Seller's obligation to sell the Property hereunder. The Knight Estoppel Certificate shall be substantially in the form of Exhibit "C-2" attached hereto and made a part hereof, and upon delivery, the condition set forth in this paragraph shall be deemed satisfied.
      E. Performance by Seller. The performance and observance, in all material respects, by Seller of all covenants and agreements of this Agreement to be performed or observed by Seller prior to or on the Closing Date shall be a condition precedent to Buyer's obligation to purchase the Property. In addition, in the event that the "Seller Closing Certificate" (as hereinafter defined) shall disclose any material adverse changes in the representations and warranties of Seller contained in paragraph 7A below which are not otherwise permitted or contemplated by the terms of this Agreement, then Buyer shall have the right to terminate this Agreement. Buyer shall have the option to waive the condition precedent set forth in this paragraph 4E by written notice to Seller. In the event of such waiver, such condition shall be deemed satisfied.
       F.    Performance  by  Buyer.   The  performance  and
observance, in all material respects, by Buyer of all covenants and agreements of this Agreement to be performed or observed by it prior to or on the Closing Date shall be a condition precedent to Seller's obligation to sell the Property. In addition, in the event that the "Buyer Closing Certificate" (as hereinafter defined) shall disclose any material adverse changes in the representations and warranties of Buyer contained in paragraph 7B below which are not permitted or contemplated by the terms of this Agreement, then Seller shall have the right to terminate this Agreement. Seller shall have the option to waive the condition precedent set forth in this paragraph 4D by written notice to Buyer. In the event of such waiver, such condition shall be deemed satisfied.
      5. Closing Procedure Transactions. The sale and purchase herein provided shall be consummated at a closing conference ("Closing Conference"), which shall be held on the Closing Date at the offices of Seller's counsel, Pircher, Nichols & Meeks at 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067, or through escrow through the mail. As used herein, "Closing Date" means February 28, 1997, or such earlier date as may be agreed upon by Buyer and Seller in writing.
      A. Escrow. By the Closing Date, the parties shall deliver to Escrow Officer at its office located at 114 E. Fifth Street, Santa Ana, California 92701, Attention: Ms. Judy Moore, the following: (1) by Seller, a duly executed and acknowledged original grant deed ("Deed") in favor of Buyer, in the form of Exhibit "D" attached hereto and made a part hereof, and (2) by Buyer, the Closing Payment in immediately available federal funds. Such deliveries shall be made pursuant to escrow instructions ("Escrow Instructions") to be executed among Buyer, Seller and Title Company in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Title Company's receipt of the Deed, the Closing Payment, the commitment of the Title Company to issue the Owner's Policy in the form specified in paragraph 4A(2) hereof, and an authorization notice from each of Buyer and Seller (and each of Buyer and Seller shall be obligated to deliver such authorization notice at the Closing Conference as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under subparagraph B below).
     B. Delivery to Parties. Upon the satisfaction of the conditions set forth in the Escrow Instructions, then on the Closing Date (1) the Deed shall be delivered to Buyer by Title Company's depositing the same for recordation, (2) the Closing Payment (and the Escrow Deposit) shall be delivered to Seller and (3) at the Closing Conference, the following items shall be delivered:
      (1)  Seller Deliveries.  Seller shall deliver to Buyer
the following:
      (a) A duly executed and acknowledged bill of sale, assignment and assumption agreement ("Assignment and Assumption Agreement") in the form of Exhibit "E" attached hereto and made a part hereof;
       (b) A certificate of Seller ("Seller Closing Certificate") updating the representations and warranties contained in paragraph 7A hereof to the Closing Date and noting any changes thereto;
       (c) Duly executed and acknowledged certificates regarding the "non-foreign" status of Seller satisfying both federal and state law requirements;
      (d) Evidence reasonably satisfactory to Buyer and Escrow Holder respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and
      (e) Such additional documents as may be reasonably required by Buyer and Title Company in order to consummate the transactions hereunder (provided the same do not increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).
      (2)   Buyer Deliveries.  Buyer shall deliver to Seller
the following:
      (a)   A duly executed and acknowledged Assignment  and
Assumption Agreement;
       (b) A certificate of Buyer ("Buyer Closing Certificate") updating the representations and warranties contained in paragraph 7B hereof to the Closing Date and noting any changes thereto;
      (c) Evidence reasonably satisfactory to Seller and Escrow Holder respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and
      (d) Such additional documents as may be reasonably required by Seller and Title Company in or to consummate the transactions hereunder (provided the same do not increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).
       C. Closing Costs. Seller shall pay (i) the documentary or transfer taxes attributable to the Deed, (ii) the title insurance premiums (at a rate not in excess of standard issue rates) attributable to standard CLTA coverage respecting the Owner's Policy, and (iii) the costs of the Survey. Buyer shall pay all title insurance premiums attributable to the Owner's Policy in excess of standard CLTA coverage, as well as any costs attributable to ALTA coverage in connection therewith or for other so-called "extended coverage" or for any endorsements to the Owner's Policy, to the extent any of the foregoing is requested by Buyer, all costs and expenses related to Buyer's due diligence examinations, reviews and inspections. Seller and Buyer shall each pay one-half of the cost of recording the Deed and any closing escrow charges. Seller and Buyer shall each pay its own attorney's fees and expenses and its own respective shares of prorations as hereinafter provided.
     D.   Prorations.
      (1) Items to be Prorated. The following shall be prorated between Seller and Buyer as of the Closing Date:
      (a) All real estate taxes and assessments on the Property for the current year. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. In the event that any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Closing Date).
     (b) All fixed and additional rentals under the Leases, security deposits and other tenant charges. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all security deposits (to the extent the foregoing were made by tenants under the tenant leases and are not applied or forfeited prior to the Closing Date) to Buyer on the Closing Date. Rents which are delinquent as of the Closing Date shall not be prorated on the Closing Date. Buyer shall include such delinquencies in its normal billing and shall diligently pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default in any Lease). To the extent Buyer receives rents on or after the Closing Date, such payments shall be applied first toward then current rent owed to Buyer in connection with the applicable Lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents, with Seller's share thereof being promptly delivered to Seller. Buyer may not waive any delinquent rents nor modify a Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller's written consent. Seller hereby reserves the right to pursue any remedy against any tenant owing delinquent rents and any other amounts to Seller. Buyer shall reasonably cooperate with Seller in any collection efforts hereunder (but shall not be required to litigate or declare a default in any Lease). With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.
      (c)   All utility costs and other normal and customary
operating expenses.
     (2) Calculation. The prorations and payments shall be made on the basis of a written statement submitted to Buyer and Seller by Escrow Holder prior to the Close of Escrow and approved by Buyer and Seller. In the event any prorations or apportionments made under this subparagraph D shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. The obligations of Seller and Buyer under this paragraph 5D(2) shall survive the closing.
      6. Condemnation or Destruction of Property. In the event that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall have no obligation to repair or replace any such damage or destruction. Seller shall, upon consummation of the transaction herein provided, assign to Buyer all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty (the damage from which shall not have been repaired by Seller prior to the Closing Date), as applicable. In connection with any assignment of insurance proceeds hereunder, Seller shall credit Buyer with an amount equal to the applicable deductible amount under Seller's insurance; provided, however, if the amount of such deductible shall exceed $100,000, Seller shall have the right to terminate this Agreement by notice to Buyer given on or before the Closing Date (whereupon the Escrow Deposit shall be returned to Buyer). In the event that Seller does not elect to credit Buyer as aforesaid, Buyer shall have the right to terminate this Agreement by notice to Seller given on or before the Closing Date (whereupon the Escrow Deposit shall be returned to Buyer). In the event the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed $100,000 (or if a casualty is uninsured, and Seller does not elect to credit Buyer with an amount equal to the cost to repair such uninsured casualty, Seller having the right, but not the obligation, to do so), Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date and receive a refund of the Escrow Deposit.
     7.   Representations, Warranties and Covenants.
      A.    Representations,  Warranties  and  Covenants  of
Seller.
      (1) General Disclaimer. Except as specifically set forth in paragraph 7A(2) below or in the documents delivered by Seller at closing pursuant to paragraph 5B(1) hereof, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the Property (including, but not limited to, the condition of the soil or the Improvements), the environmental condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that, during the Due Diligence Period, Buyer will examine, review and inspect all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in paragraph 7A(2) below or in the documents delivered by Seller at closing pursuant to paragraph 5B(1) hereof, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Owner's Policy.
      (2) Limited Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that, except as set forth in Exhibit "F" attached hereto and made a part hereof, Seller has no knowledge that any of the following statements is untrue (and, for this purpose, Seller's knowledge shall mean the present actual knowledge of Dennis Kielgass):
      (a) List of Leases. Attached as Exhibit "G" and made a part hereof is a true, complete and accurate list, as of the date thereof, of all tenant leases respecting the Property ("List of Leases"), neither Seller nor any tenant is in monetary default or material non-monetary default under any of such tenant leases that remains uncured.
       (b) Litigation. There is no pending action, litigation, condemnation or other proceeding against the Property or against Seller (or any of its partners or principals) with respect to the Property.
     (c) Compliance. Seller has received no written notice from any governmental authority having jurisdiction over the Property or any party to the effect that the Property is not in compliance with applicable laws and ordinances.
      (d) Service Agreements. Other than those which are cancelable on 30 days' notice without payment of any fees, there are no service agreements or contracts ("Service Agreements") or other agreements (other than as expressly set forth in this Agreement) relating to the Property which will be in force on the Closing Date, except as described in Exhibit "H" attached hereto and made a part hereof, and Seller is not in monetary default or
material   non-monetary  default  thereunder  that   remains
uncured.
     (e) Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a limited partnership, duly organized and validly existing under the laws of the State of Illinois, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the legal capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise set forth in this Agreement).
      (f) Environmental Matters. Except as set forth in the reports described in Exhibit "I-1" attached hereto and made a part hereof (the "Environmental Reports"), and in that certain letter dated February 14, 1997, from John Hamilton to James Abbey, Debbie Merse and Dennis Kielgass (the "Hamilton Letter"), Seller has received no written notice of the existence, deposit, storage, removal, burial or discharge of any material known to Seller to be a "Hazardous Material" at, upon, under or within the Property, in an amount which would, as of the date hereof, give rise to an "Environmental Compliance Cost". The term "Hazardous Material" shall mean (i) asbestos and any chemicals,
flammable   substances   or  explosives,   any   radioactive
materials (including radon), any hazardous wastes or substances which have, as of the date hereof, been determined by any applicable Federal, State or local government law to be hazardous or toxic by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, and/or any instrumentality now or hereafter authorized to regulate materials and substances in the environment which has jurisdiction over the Property ("Environmental Agency"), and (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, which materials listed under items (i) and (ii) above cause the Property (or any part thereof) to be in material violation of any applicable environmental laws or the regulations of any Environmental Agency; provided, however, that the term
"Hazardous Material" shall not include motor oil and gasoline contained in or discharged from vehicles not used primarily for the transport of motor oil or gasoline. The term "Environmental Compliance Cost" means any reasonable out-of-pocket cost, fee or expense incurred directly to satisfy any requirement imposed by an Environmental Agency to bring the Property into compliance with applicable Federal, State and local laws and regulations directly relating to the existence on the Property of any Hazardous Material. Without limitation on any other provision herein, Buyer and Hamilton specifically acknowledge and agree that they each hereby waive, release and discharge any claim it or they have, might have had, or may have against Seller or Seller's past, present and future employees, partners, directors, officers, shareholders, attorneys, agents and representatives and its and their respective successors and assigns, with respect to the compliance with federal, state or local statutory or common law, ordinance or regulation, including, but not limited to, claims arising under the Comprehensive Environmental Response Compensation Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., California Health and Safety Code Sections 25100 et seq., or any other federal, state and local environmental laws pertaining to the existence or release of hazardous substances from or at the Property or the environmental condition of the Property for claims arising from matters contained in the
Environmental Reports and in the Hamilton Letter. In addition to, and not in limitation of any other indemnification obligations of Buyer set forth in this Agreement (including, without limitation, those set forth in paragraph 8A hereof), Buyer and Hamilton shall jointly and severally hold harmless, indemnify and defend Seller from and against: (1) any and all claims, expenses, liability, loss, damage or third party claims, known or unknown, in any way arising from or related to matters contained in the Environmental Reports, (2) any and all claims, expense, liability, loss, damage or third party claims, known or unknown, in way arising from or related to matters specified in, or which can be reasonably inferred from, the Hamilton Letter, and (3) all costs and expenses, including reasonable attorney's fees, incurred by Seller as a result of the foregoing. Any indemnification obligations set forth herein shall be subject to the provisions of paragraph 8C hereof. Buyer and Hamilton each hereby agree, represent and warrant that the matters released herein are not limited to matters which are known or disclosed, and Buyer and Hamilton each hereby expressly waive and relinquish any and all rights and benefits that either or both of them now have, or in the future may have conferred upon it or them, by virtue of the provisions of federal, state or local laws, rules or regulations, including but not limited to the benefits of California Civil Code Section 1542, which provides as follows:

     "A general release does not extend to claims which
     the creditor does not know or suspect to exist  in
     his  favor  at the time of executing the  release,
     which   if  known  by  him  must  have  materially
     affected his settlement with the debtor."


     Buyer's Initials                   Seller's Initials

     ___________________
     Hamilton's Initials


Notwithstanding anything herein to the contrary, to the extent that (i) Seller has expended monies prior to the Closing Date in connection with the Environmental Compliance Costs relating to the PVC replacement at the Property performed by Seller as contemplated by the Environmental Reports, or (ii) the Purchase Price has been adjusted to take into account any post-closing environmental remediation work at the Property to be done by Buyer, Seller shall have the right, but not the obligation, to institute or continue any legal, equitable or other action, suit, arbitration or pursue any claim against Knight Equipment to recover such monies.

The   releases  and  indemnifications  set  forth  in   this
paragraph 7A(2)(f) shall survive the termination of this Agreement or the consummation of the transactions hereunder and shall not be deemed to have merged into any of the documents executed or delivered in connection with the consummation of the transactions hereunder.
      B. Representations and Warranties of Buyer and Hamilton. (1) Buyer represents and warrants to Seller as follows: This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a limited liability company, duly organized and validly existing and in good standing under the laws of the State of California, and is duly authorized and qualified to do all things required of it under this Agreement; and Buyer has the legal capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise set forth in this Agreement).
      (2) Hamilton represents and warrants to Seller as follows: This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Hamilton are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Hamilton; Hamilton is a corporation, duly organized and validly existing and in good standing under the laws of the State of California, and is duly authorized and qualified to do all things required of it under this Agreement; and Hamilton has the legal capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise set forth in this Agreement).
      C. Survival. Any cause of action of a party for a breach of the foregoing representations and warranties shall survive until the date which is six (6) months after the
Closing Date, at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation) shall terminate. Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the Closing Date that any of the representations or warranties of Seller contained herein are false or inaccurate or that Seller or Hamilton is or are in breach or default of any of its obligations under this Agreement, and Buyer nonetheless close the transactions hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder).
      D. Interim Covenants of Seller. Until the Closing Date or the sooner termination of this Agreement:
      (1) Seller shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.
     (2) Seller shall not enter into any additional service contracts or other similar agreements without the prior consent of Buyer, except those deemed reasonably necessary by Seller which are cancelable without payment of any fee on 30 days' notice (and Seller shall promptly provide Buyer with copies of all such additional service contracts).
      (3) Seller shall continue to offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and shall keep Buyer reasonably informed as to the status of leasing prior to the Closing Date. Seller shall not enter into any new leases or modifications of existing leases thereafter after the date hereof without the consent of Buyer (which consent will not be unreasonably withheld or materially delayed). In the event that Seller enters into a new lease or modifies an existing lease after the date hereof without the consent of Buyer, Buyer shall have the right to terminate this Agreement by notifying Seller of its exercise of such right by delivering to Seller written notice thereof within five
(5)  days  after  Seller  enters  into  such  new  lease  or modification. In the event of the delivery by Buyer to Seller of such written notice, this Agreement, and the obligations of the parties hereunder, shall terminate and the Escrow Deposit shall be returned to Buyer. If Buyer shall fail to deliver such written notice on or before the end of such five (5) day period, Buyer shall be deemed to have agreed that the new lease or modification is or are acceptable to Buyer and that Buyer intends to proceed with the acquisition of the Property (and, thereafter, Buyer shall have no further right to terminate this Agreement as a result of such new lease or modification). Notwithstanding anything herein to the contrary, Buyer shall bear all costs and expenses related to any new leases or modifications of existing leases entered into after the Due Diligence Period (unless Buyer shall have theretofore failed to deliver an Approval Notice or the Additional Escrow Deposit pursuant to paragraph 4B hereof).
     8.   Additional Indemnifications.
      A. By Buyer. Buyer shall hold harmless, indemnify and defend Seller from and against: (1) any and all third party claims for Buyer's torts or breaches of contract related to the Property and occurring on or after the Closing Date, (2) any and all loss, damage or third party claims in any way arising from Buyer's inspections or examinations of the Property prior to the Closing Date,
(3) all costs and expenses, including reasonable attorney's fees, incurred by Seller as a result of the foregoing.
      B. By Seller. Except for matters covered by Buyer's indemnification obligations set forth in paragraph 7A(2)(f) above, Seller shall hold harmless, indemnify and defend Buyer from and against: (1) any and all third party claims for Seller's torts or breaches of contract related to the Property and occurring prior to the Closing Date; and
(2) all costs and expenses, including reasonable attorney's fees, incurred by the Buyer as a result of such claims. The foregoing indemnity shall not cover any matters relating to title or marketability of the Property (Buyer relying on the coverage provided by the Owner's Policy as to such matters).
       C. Generally. Each indemnification under this Agreement shall be subject to the following provisions: The indemnitee shall notify indemnitor of any such claim against indemnitee within 30 days after it has notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within 10 days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor's liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by indemnitee in effecting such settlement.
      9. DISPOSITION OF DEPOSITS. IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY REASON OF SELLER'S DEFAULT UNDER THIS AGREEMENT OR THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF, THEN THE ESCROW DEPOSIT SHALL BE RETURNED TO BUYER, AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER; PROVIDED, HOWEVER, IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BY REASON OF SELLER'S DEFAULT, AND BUYER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO CLOSE, THEN BUYER SHALL BE ENTITLED TO SPECIFICALLY ENFORCE THIS AGREEMENT; AND PROVIDED FURTHER HOWEVER, IF
SELLER SHALL WILLFULLY TAKE ACTIONS SO AS TO PREVENT THE AVAILABILITY OF SPECIFIC PERFORMANCE REMEDIES TO BUYER, BUYER SHALL BE ENTITLED TO A RETURN OF THE ESCROW DEPOSIT AND REIMBURSEMENT OF ITS ACTUAL OUT-OF-POCKET COSTS PAID TO THIRD PARTIES IN CONNECTION WITH THE TRANSACTIONS HEREUNDER (SUCH REIMBURSEMENT NOT TO EXCEED $50,000 IN THE AGGREGATE) (BUT NO OTHER ACTION, FOR DAMAGES OR OTHERWISE, SHALL BE PERMITTED). IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE BY REASON OF BUYER'S DEFAULT UNDER THIS AGREEMENT, THEN THE ESCROW DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE ESCROW DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S BREACH OR DEFAULT. IN THE EVENT THE SALE OF THE PROPERTY SHALL NOT BE CONSUMMATED ON ACCOUNT OF BUYER'S DEFAULT, THEN THE RETENTION OF THE ESCROW DEPOSIT SHALL BE SELLER'S SOLE AND

EXCLUSIVE  REMEDY  UNDER THIS AGREEMENT BY  REASON  OF  SUCH
DEFAULT, SUBJECT TO THE PROVISIONS OF PARAGRAPH 10I HEREOF.


     Seller's Initials                  Buyer's Initials

   10.    Miscellaneous.
     A.   Brokers.
      (1) Except as provided in subparagraph (2) below, Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and, except for any claims by Broker which are Seller's responsibility hereunder, Buyer shall indemnify and defend Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this paragraph 10 A(1) shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.
      (2) If and only if the sale contemplated herein closes, Seller agrees to pay a brokerage commission to
Richard Ellis, LLC and CB Commercial (collectively, the "Brokers") pursuant to a separate written agreement. The foregoing payment shall be the sole commissions, fees or
payments   payable  to  Brokers  in  connection   with   the
transactions hereunder.
     B.   Limitation of Liability.
           (1) Notwithstanding anything to the contrary contained herein, if the closing of the transactions hereunder shall have occurred (and Buyer shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $250,000.
          (2) No constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, JMB Realty Corporation and the individual(s) specified in paragraph 7A(2) above) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner  of  Seller), nor any obligation of any  constituent partner  in  Seller (or in any other constituent partner  of
Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).
           (3) No constituent partner in or agent of Buyer, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Buyer shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Seller and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Buyer's assets for the payment of any claim or for any performance, and Seller, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Buyer (or in any other constituent partner  of  Buyer), nor any obligation of  any  constituent partner in Buyer (or in any other constituent partner of Buyer) to restore a negative capital account or to contribute capital to Buyer (or to any other constituent partner of Buyer), shall at any time be deemed to be the property or an asset of Buyer or any such other constituent partner (and neither Seller nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).
           (4) No constituent partner in or agent of Hamilton, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Hamilton shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Seller and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Hamilton's assets for the payment of any claim or for any performance, and Seller, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Hamilton (or in any other constituent partner of Hamilton), nor any obligation of any constituent partner in Hamilton (or in any other constituent partner of Hamilton) to restore a negative capital account or to contribute capital to Hamilton (or to any other constituent partner of Hamilton), shall at any time be deemed to be the property or an asset of Hamilton or any such other constituent partner (and neither Seller nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).
      C. Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.
      D.    Time of the Essence.  Time is of the essence  of
this Agreement.
      E. Interpretation. Paragraph headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.
      F. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.
      G. Successors and Assigns. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder); provided, however, Buyer may assign its interest in this Agreement to a limited partnership in which Buyer is the managing general partner and has not less than a 51% interest in capital and profits in such limited partnership. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.
      H. Notices. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):
     To Buyer or Hamilton:

     John W. Hamilton Company
     620 Newport Center Drive, Ste. 125
     Newport Beach, California 92660
     Attention:  Mr. John Hamilton

     With Copy To:

     Barger & Wolen
     19800 MacArthur Blvd., 8th Floor
     Irvine, California  92612
     Attention:  Dennis W. Harwood, Esq.

     To Seller:

     Carlyle Income Plus, Ltd.
     c/o JMB Realty Corporation
     900 North Michigan Avenue
     Chicago, Illinois 60611
     Attention:  Brian K. Ellison

     With Copies To:

     Pircher, Nichols & Meeks
     1999 Avenue of the Stars
     Suite 2600
     Los Angeles, California 90067
     Attention:  Real Estate Notices (GML)

     And To:

     Richard Ellis, LLC
     Three First National Plaza
     Chicago, Illinois 60602
     Attention:  Mr. James G. Abbey

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.
      I. Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation (including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.
      J. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
       K. Reporting Person. Seller and Buyer hereby designate Escrow Holder as the Real Estate Reporting Person for purposes of Section 6045 of the Internal Revenue Code; and Escrow Holder, by
 its execution below, hereby accepts such appointment.
      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                         CARLYLE INCOME PLUS, LTD.
                         an Illinois limited partnership

                         By:  JMB REALTY CORPORATION,
                              a Delaware corporation
                              Corporate General Partner

                              By:
                                   Name:
                                   Title:
                                                  "Seller"

                         HAMILTON AIRWAY I, LLC,
                           a  California  limited  liability
                           company

                         By:  JOHN W. HAMILTON COMPANY,
                              a California corporation,
                              Managing Member
                         By:
                                ___________________________
                             Name:    _____________________
                             Title:    ____________________

                                                    "Buyer"

                         JOHN W. HAMILTON COMPANY,
                         a California corporation

                         By:  ______________________________
                              Name: ________________________
                              Title: _______________________
                                                  "Hamilton"


                ESCROW HOLDER'S ACKNOWLEDGEMENT


      The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.


Date: ________________   FIRST AMERICAN TITLE COMPANY,
                         a ________________________

 By:___________________________________
 Name:_________________________________
 Title:________________________________

                          "Escrow Holder"

                              EXHIBIT LIST



          "A"       -    Property Description

          "B"       -    Personal Property List

          "C-1"     -    Permitted Exceptions and Disappoved
                         Matters

          "C-2"     -    Form of Knight Estoppel Certificate

          "D"       -    Deed

          "E"       -    Assignment and Assumption Agreement

          "F"       -    Exceptions  to
                         Seller's    Representations     and
                         Warranties

          "G"       -    List of Leases

          "H"       -    Service Agreements

          "I"       -    Environmental Reports


                          EXHIBIT "A"

Lots 14 and 15 of Tract No. 7486, in the City of Costa Mesa,
as  shown  on  a map recorded in book 286, pages  42  to  44 inclusive, of Miscellaneous Maps, records of Orange County.

EXCEPT all oil, oil rights, minerals, mineral rights, natural gas, natural gas rights, and other hydrocarbons by whatsoever name known, that may be within or under the
Parcel of land hereinabove described together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate such wells or mines without, however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land hereinabove described as reserved in the deed from Irvine Industrial Complex, a California corporation, recorded October 29, 1971 in book 9867 pages 917, 919 and 921 of Official Records.
                          EXHIBIT "B"

                   LIST OF PERSONAL PROPERTY



                             None.

                         EXHIBIT "C-1"

                    A) PERMITTED EXCEPTIONS

                         (See Attached)



                     B) DISAPPROVED MATTERS

                             None.

                         EXHIBIT "C-2"

                  FORM OF ESTOPPEL CERTIFICATE

                         EXHIBIT "C-3"

              FORM OF KNIGHT ESTOPPEL CERTIFICATE


                          EXHIBIT "F"

      EXCEPTIONS TO SELLER'S REPRESENTAIONS AND WARRANTIES



                             None.

                          EXHIBIT "G"

                         LIST OF LEASES

Address             Tenant Name              Square Footage

2945 Airway         Knight Equipment              35,304

350 Lear            Lumenyte International        17,602

2975 Airway         CVI                           21,948
                          EXHIBIT "H"

                   LIST OF SERVICE AGREEMENTS



1.   Environment Unlimited--Landscaping

                         EXHIBIT "I-1"

                 LIST OF ENVIRONMENTAL REPORTS


1.   Phase I Environmental Integrity Assessment, prepared by
A.T.      Kearney, dated August, 1988.

2.     Soil   Sampling  Report,  prepared   by   Hygienetics
Environmental  Services Inc., dated September, 1996.

3.    Phase I Environmental Site Assessment, prepared by ATC
Associates, Inc., dated December, 1996.

                         EXHIBIT "I-2"

                    ENVIRONMENTAL ISSUE LIST